                                                                   EXHIBIT 99.18


                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

EQUITY ONE 2005-4 - BREAKEVEN ANALYSIS - M2
DECLARATION

Settle                            8/25/2005 First
Payment                           9/25/2005


                          CLASS M2

                     FORWARD LIBOR
                           Default                 4204 SDA                3239 SDA              3580 SDA                 2828 SDA
                WAL for Princ Pmts                     8.50                    9.62                 13.66                    15.36
Total Collat Loss (Collat Maturity)                  16.66%                  17.11%                19.90%                   20.89%

                            Prepay         100 PricingSpeed        100 PricingSpeed       65 PricingSpeed          65 PricingSpeed
                     Loss Severity                      45%                     55%                   45%                      55%


            FORWARD LIBOR + 200BPS

                           Default                 3325 SDA                2590 SDA              2860 SDA                 2287 SDA
                WAL for Princ Pmts                     9.36                   10.27                 15.08                    16.36
Total Collat Loss (Collat Maturity)                  14.26%                  14.55%                17.23%                   18.00%

                            Prepay         100 PricingSpeed        100 PricingSpeed       65 PricingSpeed          65 PricingSpeed
                     Loss Severity                      45%                     55%                   45%                      55%

                 Servicer Advances                     100%
                   Liquidation Lag                       12
                          Triggers                     FAIL
               Optional Redemption                 Call (N)

EQUITY ONE 2005-4 - BREAKEVEN ANALYSIS - M4
DECLARATION

Settle                            8/25/2005 First
Payment                           9/25/2005

                          CLASS M4

                     FORWARD LIBOR

                           Default                 3199 SDA                2519 SDA              2928 SDA                 2361 SDA
                WAL for Princ Pmts                    13.52                   14.61                 20.54                    21.58
Total Collat Loss (Collat Maturity)                  13.88%                  14.24%                17.50%                   18.41%

                            Prepay         100 PricingSpeed        100 PricingSpeed       65 PricingSpeed          65 PricingSpeed
                     Loss Severity                      45%                     55%                   45%                      55%


            FORWARD LIBOR + 200BPS

                           Default                 2420 SDA                1922 SDA              2254 SDA                 1836 SDA
                WAL for Princ Pmts                    14.48                   15.24                 21.72                    22.49
Total Collat Loss (Collat Maturity)                  11.31%                  11.53%                14.57%                   15.24%

                            Prepay         100 PricingSpeed        100 PricingSpeed       65 PricingSpeed          65 PricingSpeed
                     Loss Severity                      45%                     55%                   45%                      55%

                 Servicer Advances                     100%
                   Liquidation Lag                       12
                          Triggers                     FAIL
               Optional Redemption                 Call (N)

EQUITY ONE 2005-4 - BREAKEVEN ANALYSIS - M6
DECLARATION

Settle                            8/25/2005 First
Payment                           9/25/2005


                          CLASS M6

                     FORWARD LIBOR
                           Default                 2531 SDA                2018 SDA              2469 SDA                 2020 SDA
                WAL for Princ Pmts                    15.76                   16.53                 22.92                    23.62
Total Collat Loss (Collat Maturity)                  11.70%                  11.98%                15.55%                   16.40%

                            Prepay         100 PricingSpeed        100 PricingSpeed       65 PricingSpeed          65 PricingSpeed
                     Loss Severity                      45%                     55%                   45%                      55%


            FORWARD LIBOR + 200BPS

                           Default                 1831 SDA                1471 SDA              1803 SDA                 1487 SDA
                WAL for Princ Pmts                    16.84                   17.36                 23.82                    24.38
Total Collat Loss (Collat Maturity)                   9.07%                   9.23%                12.30%                   12.88%

                            Prepay         100 PricingSpeed        100 PricingSpeed       65 PricingSpeed          65 PricingSpeed
                     Loss Severity                      45%                     55%                   45%                      55%

                 Servicer Advances                     100%
                   Liquidation Lag                       12
                          Triggers                     FAIL
               Optional Redemption                 Call (N)